SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 11, 2000




                        MAX Internet Communications, Inc.

             (Exact name of registrant as specified in its charter)



        Nevada                      0-24273                     75-2715335
 ----------------------         -------------------          ------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                             Identification No.)

            8115 Preston Road, Eighth Floor East, Dallas, Texas 75225
            ---------------------------------------------------------
           (Address of principal execute offices, including zip code)

                                  (214)691-0055
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On February 11, 2000 the company completed an agreement to sell the stock of its 100% owned subsidiary, MAX Internet Communications do Brasil Ltda (Brasil), to Brasil's management. The sale was made effective December 31, 1999, for a sales price of approximately $320,000.

         After the sale, Brasil continues to sell and service the company's products within its designated territories under a distributorship agreement between the companies.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

10.13 Stock Purchase Agreement with Clear Springs Investments, Ltd effective December 31, 1999 for the sale of MAX Internet Communications do Brasil Ltda (filed as Exhibit 10.13 to the company's Form 10-QSB as of December 31, 1999 and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2000

                                          MAX INTERNET COMMUNICATIONS, INC.


                                                 /s/ Donald G. McLellan
                                          ---------------------------------
                                          Donald G. McLellan, President